UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
(Date of earliest event reported): July 11, 2006
ELECTRIC CITY CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-2791	36-4197337

(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)
1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)
(847) 437-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Employee Stock Option Agreement
Employee Stock Option Agreement
Employee Stock Option Agreement
Employee Stock Option Agreement

Item 1.01. Entry Into a Material Definitive Agreement.
On July 11, 2006, Electric City Corp. (“Electric City” or the “Company”) entered into Employee Stock Option Agreements (the “Option Agreements”) with four of its executives as follows:

		Exercise	Vesting
Holder/Title	Quantity	Price	Date (1)
David Asplund	1,500,000	$1.02	12/31/06
Chief Executive Officer	1,400,000	(2)	12/31/07
	1,400,000	(3)	12/31/08

Daniel Parke	217,765	$1.02	12/31/06
President & Chief Operating Officer	217,784	$1.02	12/31/07
	217,784	$1.02	12/31/08

Jeffrey Mistarz	250,000	$1.02	12/31/06
Chief Financial Officer & Treasurer	250,000	$1.02	12/31/07
	250,000	$1.02	12/31/08

Lenoard Pisano	450,000	$1.02	12/31/06
Executive Vice President of Sales	450,000	$1.02	12/31/07
	450,000	$1.02	12/31/08

(1)	All unvested Stock Options will vest immediately upon termination of the Executive’s employment by the Company for reasons other than Due Cause (as defined in the Option Agreements) and upon a Change of Control (as defined in the Option Agreement).

(2)	The exercise price shall be at a price per share equal to the higher of (x) the average closing price of the Company’s common stock as measured over the thirty (30) trading day period prior to December 31, 2007, or (y) the closing price of the Company’s common stock on December 31, 2007.

(3)	The exercise price shall be at a price per share equal to the higher of (x) the average closing price of the Company’s common stock as measured over the thirty (30) trading day period prior to December 31, 2008, or (y) the closing price of the Company’s common stock on December 31, 2008.
Any unvested Stock Options shall automatically and immediately terminate and be of no further force or effect if the Executive shall voluntarily cease working for the Company. All of the Stock Options, vested or unvested, will expire on the earliest of (i) the tenth anniversary of the date of Option Agreement, or (ii) six months following the date the Executive ceases to be a full time employee of the Company if such cessation is not by reason of termination by the Company for Due Cause (as defined in the Option Agreement), or (iii) immediately upon any termination of the employment of the Executive for Due Cause (as defined in the Option Agreement). The Option Agreements also contain a ‘cashless’ exercise feature providing for payment of the exercise price by reducing the number of shares issued by a number of shares having a then current market value equal to the exercise price. The options issued to Messrs. Asplund, Parke and Pisano are in addition to options issued pursuant to their employment agreements.
The description of the Option Agreements is not intended to be complete and is qualified in its entirety by the complete text of the Option Agreements which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibits

10.1	Employee Stock Option Agreement dated July 11, 2006 between Electric City Corp. and David Asplund

10.2	Employee Stock Option Agreement dated July 11, 2006 between Electric City Corp. and Daniel Parke

10.3	Employee Stock Option Agreement dated July 11, 2006 between Electric City Corp. and Jeffrey Mistarz

10.4	Employee Stock Option Agreement dated July 11, 2006 between Electric City Corp. and Leonard Pisano

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ELECTRIC CITY CORP.

Dated:	July 17, 2006	By:	/s/ Jeffrey R. Mistarz
	Jeffrey R. Mistarz		Chief Financial Officer & Treasurer
(principal financial and accounting officer)
INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Employee Stock Option Agreement dated July 11, 2006 between Electric City Corp. and David Asplund

10.2	Employee Stock Option Agreement dated July 11, 2006 between Electric City Corp. and Daniel Parke

10.3	Employee Stock Option Agreement dated July 11, 2006 between Electric City Corp. and Jeffrey Mistarz

10.4	Employee Stock Option Agreement dated July 11, 2006 between Electric City Corp. and Leonard Pisano